UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2013

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 1, 2013, Ashland Inc. will include the information contained in exhibits 99.1-99.14, and graphic images thereof, on the “Investor Center” section of its website located at http://investor.ashland.com, or in employee communications.

Ashland is furnishing the information pursuant to the Securities and Exchange Commission’s (“SEC”) Regulation FD. The information contained in exhibits 99.1-99.14 is summary information concerning key metrics for Ashland’s operating segments.  The information is intended to be considered in the context of Ashland’s SEC filings and other public announcements that Ashland may make from time to time.

Additional Information Regarding Ashland Specialty Ingredients

Due to lower than expected orders, sales for Ashland Specialty Ingredients during the fiscal fourth quarter of 2013 are now expected to be approximately $595 million.  Despite lower order volume, management expects operating income margin for the quarter to improve sequentially with an increase of roughly 100 basis points.

ERP issues experienced during the quarter are substantially resolved.

Additional Information Regarding Ashland Performance Materials

Due to falling Butadiene costs, and the subsequent effects to both elastomers product selling prices and inventory valuation, Ashland Performance Materials sales and operating income will be below prior expectations.  Management now expects sales to be roughly flat with the prior year fourth quarter and operating income margin to be slightly lower than prior year.

Additional Information Regarding Book Tax Rate

Management reiterates prior guidance that the full year book tax rate is expected to be near the low end of the expected range of 25% to 27%.

By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “may,” “will,” “should” and “intends” and the negatives of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), the potential strategic transaction involving Ashland Water Technologies and the potential sale of the elastomers business (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), Ashland’s ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this Current Report on Form 8-K or otherwise except as required by securities or other applicable law.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
99.1	Website data concerning Ashland Specialty Ingredients’ sales
99.2	Website data concerning Ashland Specialty Ingredients’ gross profit
99.3	Website data concerning Ashland Specialty Ingredients’ volume in metric tons
99.4	Website data concerning Ashland Water Technologies’ sales
99.5	Website data concerning Ashland Water Technologies’ gross profit
99.6	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.7	Website data concerning Ashland Performance Materials’ sales
99.8	Website data concerning Ashland Performance Materials’ gross profit
99.9	Website data concerning Ashland Performance Materials’ volume in metric tons
99.10	Website data concerning Ashland Consumer Markets’ sales
99.11	Website data concerning Ashland Consumer Markets’ gross profit
99.12	Website data concerning Ashland Consumer Markets’ lubricant sales gallons
99.13	Website data concerning Ashland Consumer Markets’ premium lubricants % of branded volume
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

September 30, 2013	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Website data concerning Ashland Specialty Ingredients’ sales
99.2	Website data concerning Ashland Specialty Ingredients’ gross profit
99.3	Website data concerning Ashland Specialty Ingredients’ volume in metric tons
99.4	Website data concerning Ashland Water Technologies’ sales
99.5	Website data concerning Ashland Water Technologies’ gross profit
99.6	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.7	Website data concerning Ashland Performance Materials’ sales
99.8	Website data concerning Ashland Performance Materials’ gross profit
99.9	Website data concerning Ashland Performance Materials’ volume in metric tons
99.10	Website data concerning Ashland Consumer Markets’ sales
99.11	Website data concerning Ashland Consumer Markets’ gross profit
99.12	Website data concerning Ashland Consumer Markets’ lubricant sales gallons
99.13	Website data concerning Ashland Consumer Markets’ premium lubricants % of branded volume
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales